SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 11, 2006


                            FNB FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


    Pennsylvania                      33-66014                 23-2466821
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   (State or other                   (Commission            (IRS Employer
   jurisdiction of                   File Number)         Identification No.)
   incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania                 17233
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(Address of principal executive offices)                         (Zip Code)

                                 (717) 485-3123
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            FNB FINANCIAL CORPORATION

                           CURRENT REPORT ON FORM 8-K


Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

      On January 11, 2006, the Board of Directors of the Registrant approved and adopted an amendment to the Registrant's bylaws (the "Amended Bylaws"). The following is a summary of the material change in connection with the Amended Bylaws, a copy of which is attached as Exhibit 3(ii) and incorporated herein by reference.

      Record Date

      Article VII, Section 702 of the Amended Bylaws increases the maximum time period for fixing the record date before a shareholders meeting, date of dividend payment, date of allotment of rights, or the date when any change or conversion or exchange of shares will be effected from fifty (50) to ninety (90) days.


Item 9.01  Financial Statements and Exhibits.

            Exhibits:

            3(ii) Amended Bylaws of FNB Financial Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     FNB FINANCIAL CORPORATION




Date: January 18, 2006               By: /s/ John C. Duffey
                                         ------------------------------------
                                         By: John C. Duffey
                                         Title: President and Chief Executive
                                                Officer